EXHIBIT 32

SECTION 906 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certify that this Form 10-KSB of Next, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Next, Inc.

Date:  February 2, 2007

By:  /s/ Robert M. Budd

Robert M. Budd

Chief Executive Officer

Date:  February 2, 2007

By:  /s/ Charles L. Thompson

Charles L. Thompson

Chief Financial Officer

Chief Accounting Officer